MASTER TERMINATION AGREEMENT

This MASTER TERMINATION AGREEMENT is entered into as of October 31, 2014  (this “Termination Agreement”) by and among CFG COMMUNITY BANK (“CFG Bank”), CAPITAL FUNDING BANCORP, INC. (“CF Bancorp”), CAPITAL FUNDING GROUP, INC. (the “CFG”), CAPITAL FINANCE, LLC (“Capital Finance”), and CAPITAL FUNDING, LLC (“Capital Funding”), MVB BANK, INC. (“MVB Bank”), and MVB FINANCIAL CORP. (“MVB Financial”).  Each of CFG Bank, CF Bancorp, CFG,  Capital Finance, Capital Funding, CFG, MVB Bank and MVB Financial are herein individually referred to as a “Party” and collectively referred to as the “Parties”.

RECITALS

WHEREAS, CFG Bank, CF Bancorp, MVB Bank and MVB Financial entered into a Purchase and Assumption Agreement, dated as of October 23, 2013, as amended by Amendment No. 1 to the Purchase and Assumption Agreement dated July 29, 2014 (as amended, the “P&A Agreement”), to which Capital Finance and Capital Funding were added as additional participants to the P&A Agreement;

WHEREAS, CFG Bank, CF Bancorp and MVB Bank entered into a Transition Services Agreement, dated as of July 29, 2014 (the “TSA”);

WHEREAS, MVB Bank and CFG entered into an Amended and Restated Business Cooperation Agreement dated as of July 29, 2014 (the “BCA” and, collectively, with the P&A Agreement, and the TSA, the “Transaction Agreements”); and

WHEREAS, pursuant to the terms and conditions set forth in this Termination Agreement, each of the Parties desires to terminate all of the Transaction Agreements to which it is a Party;

NOW, THEREFORE, in consideration of the premises and the mutual promises and obligations set forth herein, the Parties agree as follows:

Section 1.    Termination.  All Parties hereby mutually agree that each Transaction Agreement to which it is a Party is hereby terminated as of the date of this Termination Agreement.

Section 2.    Effect of Termination.

(a)  Except as specifically set forth in this Termination Agreement, the Parties further agree that, following termination of the Transaction Agreements, no Party (or any of its directors, officers, employees, agents or Affiliates) shall have any liability or further obligation to any other Party thereto under any Transaction Agreement or as a result of termination of the Transaction Agreements or abandonment of the transactions contemplated thereby. Except for claims relating to the enforcement of this Termination Agreement, each Party hereby waives any and all potential claims relating to any Transaction Agreements, in each case, whether now existing or hereafter arising, whether in contract, tort, equity or otherwise, and whether or not now known.

(b)  Except as specifically provided for in this Termination Agreement, no Party to a Transaction Agreement shall be liable to any other Party to the Transaction Agreement to return or reimburse any costs or expenses incurred in connection with the Transaction Agreement or for any compensation paid prior to the date hereof pursuant to the Transaction Agreement.

(c)  Following execution of this Termination Agreement, each Party that is holding or that hereinafter receives any funds, instruments, documentation, records or other property on behalf of another Party (or of its customers, borrowers or counterparties) shall delivery to the appropriate Party all such funds, instruments, documentation, records or other property as promptly as practicable, but in no event more than ten (10) business days after the later of the (i) date hereof or (ii) the receipt of such funds, instruments, documentation, records or other property.

Section 3.    Confidentiality.  The Parties hereby agree that for a period of two (2) years after the date of this Termination Agreement, neither they nor any of their respective directors, officers, employees, agents or Affiliates shall use or disclose the other parties’ confidential nonpublic information in their possession (other than information which was or becomes available to a non-disclosing party on a nonconfidential basis from a source other than the other parties to this Termination Agreement or any of its Affiliates); provided,  however, that no party shall be liable hereunder with respect to any disclosure to the extent such disclosure is required pursuant to legal process (by interrogatories, subpoena, civil investigative demand or similar process) or regulatory process or request; provided, further, that in the event of any disclosure pursuant to legal process, each Party agrees to exercise commercially reasonable efforts to preserve the confidentiality of the nonpublic information disclosed, including by cooperating with the other Parties to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the nonpublic information required to be disclosed.

Section 4.    Public Release.  No Party (nor any of their respective Affiliates) shall make or cause to be made any press release for general circulation, public announcement or disclosure or issue any notice or general communication to employees with respect to any of the transactions contemplated hereby without the prior written consent of the other parties (which consent shall not be unreasonably withheld, conditioned or delayed).  Notwithstanding the foregoing, each party may make such public disclosure that, based on the advice of counsel, is required by any Regulatory Authority, law or stock exchange rules.

Section 5.  Irreparable Harm; Injunctive Relief.  The parties hereto agree that irreparable damage would occur if any provision Section 3 or 4 of this Termination Agreement were not performed in accordance with their terms, and, accordingly, that the parties shall be entitled, without the necessity of posting a bond or other security, to seek an injunction or injunctions to prevent breaches of such provisions or to enforce specifically the performance of the terms and provisions thereof.  No party shall be required to post a bond in order to seek or obtain injunctive relief under this Section 5.

Section 6.  Governing Law and Jurisdiction; Waiver of Jury Trial.

(a)This Termination Agreement shall be governed by and interpreted in accordance with the laws of the State of New York applicable to agreements made and entirely to be performed in such state and without regard to its principles of conflict of laws.

(b)The State or Federal Courts located within the State of Virginia shall have exclusive jurisdiction over any and all disputes between the Parties hereto, whether in law or equity, arising out of or relating to this Termination Agreement and the agreements, instruments and documents contemplated hereby and the Parties consent to and agree to submit to the jurisdiction of such courts.

(c)   The Parties hereby waive, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action, or cause of action (i) arising under this Termination Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties in respect of this Termination Agreement, the Transaction Agreements or any of the transactions contemplated hereby or thereby, in each case, whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise. The Parties hereby further agree and consent that any such claim, demand, action or cause of action shall be decided by court trial without a jury and that the parties may file a copy of this Termination Agreement with any court as written evidence of the consent of the Parties to the waiver of their right to trial by jury.

Section 7.  Entire Agreement; Amendment; Waiver.

(a)  This Termination Agreement contains the entire understanding of and all agreements between or among the Parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous agreement or understanding, whether oral or written, pertaining to any such matters, which other agreements or understandings shall be of no force or effect for any purpose.

(b)  This Termination Agreement may not be amended or supplemented in any manner except by a written agreement of the Parties executed by each Party (or their respective successors in interest) against which any such amended or supplemented is to be enforced. The waiver of any breach of any provision under this Termination Agreement by any Party shall not be deemed to be a waiver of any preceding or subsequent breach under this Termination Agreement. No such waiver shall be effective unless in writing.

(c)  For the avoidance of doubt, this Termination Agreement shall not alter, amend or modify the rights or obligations of the Parties under that certain Amended and Restated Servicing and Asset Management Agreement (the “Servicing Agreement”) made as of July 29, 2014 between MVB Bank and CFG.  Termination of the BCA pursuant to this Termination Agreement shall not affect the calculation of the “Servicing Fee” referenced in Exhibit D of the Servicing Agreement.

[Remainder of page intentionally left blank]

 IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be executed by their duly authorized officers as of the date and year first above written.

CFG COMMUNITY BANK

By:	/s/ John W. Dwyer
	Name:	John W. Dwyer
	Title:	Chairman of the Board

CAPITAL FUNDING BANCORP, INC.

By:	/s/ Daniel S. Baird
	Name:	Daniel S. Baird
	Title:	Treasurer
CAPITAL FUNDING GROUP, INC.
By:	/s/ John W. Dwyer
	Name:	John W. Dwyer
	Title:	Chairman of the Board

CAPITAL FINANCE, LLC
By:	/s/ Jeffrey D. Stein
		Name	Jeffrey D. Stein
	:	Title	Managing Director
CAPITAL FUNDING, LLC
By:		/s/ Karen E. Becker
		Name:	Karen E. Becker
		Title:	Vice President
MVB BANK, INC.

By:		/s/ Larry F. Mazza
		Name:	Larry F. Mazza
		Title:	CEO
MVB FINANCIAL CORP.

By:		/s/ Larry F. Mazza
		Name:	Larry F. Mazza
		Title:	CEO